SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                       Form 8-K

                                    CURRENT REPORT

                          Pursuant to Section l3 or l5(d) of
                         the Securities Exchange Act of l934


          Date of Report (Date of
          earliest event reported):   June 24, 1994



                             Commonwealth Edison Company
                (Exact name of registrant as specified in its charter)



              Illinois                1-1839            36-0938600
          (State or other          (Commission         (IRS Employer
           jurisdiction of          File Number)       Identification No.)
           incorporation)



          37th Floor, 10 South Dearborn Street,
          Post Office Box 767, Chicago, Illinois               60690-0767
          (Address of principal executive offices)             (Zip Code)



          Registrant's telephone number,
          including area code:                              (312) 394-4321

                    The purpose of this Current Report is to file a press release regarding the Registrant's (Commonwealth Edison Company) results of operations for the five months and twelve months ended May 31, 1994.


          Item 7.   Financial Statements, Pro Forma Financial
          -------   Information and Exhibits
                    -----------------------------------------

                    (c)  Exhibits
                         --------

               (99) Press Release dated June 24, 1994 entitled
                    "Commonwealth Edison Company Consolidated Earnings (Unaudited)"

                                      SIGNATURE



                    Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        COMMONWEALTH EDISON COMPANY
                                             (Registrant)


                                        By:  /s/ John C. Bukovski
                                           __________________________
                                             John C. Bukovski
                                             Vice President


          Date:  June 24, 1994

                             EXHIBIT INDEX


          EXHIBIT
          NUMBER         DESCRIPTION OF EXHIBIT
          ------         ----------------------


             99        Press Release dated June 24, 1994 entitled
                       "Commonwealth Edison Company Consolidated Earnings (Unaudited)"